UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

MOBETIZE CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-181747

99-0373704

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

8105 Birch Bay Square Street, Suite 205 Blaine, Washington 98230

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (778) 588-5563

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN

FISCAL YEAR.

__________________________________________________________________________________________

On July 11, 2017 (“Effective Date”), on the open of business, a one for one hundred (1/100) reverse stock split of the issued and outstanding common stock, par value $0.001 per share (“Common Stock”), of Mobetize Corp.

(“Company”) was effected (“Reverse Stock Split”).

On July 10, 2017, the Company filed a certificate of amendment to its Articles of Incorporation (“Articles”) as amended (“Amendment”) with the Nevada Secretary of State.

The Amendment decreased  the  number  of  authorized  shares  of   Common  Stock from five hundred and

twenty-five million (525,000,000) shares par value $0.001 to two hundred and fifty million  (250,000,000)

shares  par  value  $0.001  and  decreased  the number   of   authorized   preferred   shares   (“Preferred   Stock”)

from   two   hundred   and   fifty   million (250,000,000)  shares  par  value  $0.001  to  seventy-five  million shares  (75,000,000)  par  value  $0.001with  no  change  in  the  number  of  designated  or  outstanding  Series

A  preferred  shares or Series B preferred shares.

The Company notified Financial Regulatory Authority, Inc. (“FINRA”) of its intention to effect the Reverse

Stock Split, as required by Rule 10b-17 under the Securities Exchange Act of 1935, as amended. FINRA determined that the Reverse Stock Split could be effected on July 11, 2017.

On the Effective Date, the Company's trading symbol changed to “MPAYD” for a period of 20 business days,

after which period the Company’s trading symbol will revert to the original symbol of “MPAY.” In connection with the Reverse Stock Split, the Company's CUSIP number has changed to 607050408. The Company’s transfer agent is VStock Transfer, LLC.

A copy of the Amendment is attached to this Current Report as Exhibit 3.1 and is incorporated by reference herein.

__________________________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1, the Company has made available on its corporate website,

http://www.mobetize.com,  news for its shareholders and other interested parties in connection with the Reverse

Split and the Amendment.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be

“filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall same be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended, or the

Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in any such filings, except to the extent expressly set forth by specific reference in such filing

__________________________________________________________________________________________

__________________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

__________________________________________________________________________________________

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Description

3.1

Certificate  of  Amendment,  dated  July  10,  2017,  to  the  Articles  of  Incorporation  of

Mobetize Corp

99.1

News Release dated July 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobetize Corp.

Date

By: /s/ Ajay Hans

July 10, 2017

Name: Ajay Hans

Title: Chief Executive Officer

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